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                                                                   EXHIBIT 10.34

                      THIRD AMENDMENT TO TRUST AGREEMENT
                     DATED AS OF FEBRUARY 19, 1987 BETWEEN
                      CHAMPION INTERNATIONAL CORPORATION
                             AND FLEET NATIONAL BANK
                  ------------------------------------------


     This Amendment between Champion International Corporation, a New York corporation (the "Company"), and Fleet National Bank (the "Trustee") is effective as of December 1, 1999 and amends the Trust Agreement dated as of February 19, 1987, as amended as of August 18, 1988 and October 1, 1999, between the Company and the Trustee (the "Trust").

     WHEREAS, the Company and the Trustee have entered into the Trust; and

     WHEREAS, the parties wish to modify certain language that was included in the October 1, 1999 amendment to the Trust in order to more clearly express the intention of the parties and give effect to the provisions of the Trust; and

     WHEREAS, all of the Executives have agreed in writing to this Amendment;

     NOW, THEREFORE, it is agreed by and between the parties as follows:

     1. The last sentence of Section 8.01 of the Trust is amended in its entirety to read as follows:

     "The Trustee shall not be required to examine any such letters of credit for their validity, to determine the suitability of any such letters of credit to fund the Company's obligations under the Agreements, or to perform any act with respect to any such letters of credit, other than to hold and administer them in accordance with the terms of the Trust."

     2. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Trust.

     3. Except as amended hereby, all of the provisions of the Trust shall continue in full force and effect without change.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                             CHAMPION INTERNATIONAL CORPORATION

                             By  /s/ T. L. Hart
                                ---------------------------------------------
                                Vice President - Finance and Treasurer

                             FLEET NATIONAL BANK

                             By  /s/ Susan H. James
                                ---------------------------------------------
                                Bank Officer